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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 15, 1999


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)



         OHIO                         0-10161             34-1339938
(State or other jurisdiction of     (Commission          (IRS employer
incorporation or organization)      file number)     identification number)



III CASCADE PLAZA, 7TH FLOOR  AKRON, OHIO           44308       (330) 996-6300
 (Address of Principal Executive Offices)         (Zip Code)  (Telephone Number)





                               Correspondence to:

                                 Kevin C. O'Neil
                               Brouse McDowell LPA
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207
                               KONeil@Brouse.Com


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ITEM 5.  OTHER EVENTS.

         On February 12, 1999, FirstMerit Corporation ("FirstMerit") completed its acquisition of Signal Corp ("Signal") whereby Signal was merged with and into FirstMerit. FirstMerit is the surviving entity. The merger was completed pursuant to the Agreement of Affiliation and Plan of Merger between Signal Corp, dated August 10, 1998. The merger was structured as a tax-free exchange for Signal shareholders who received FirstMerit common or preferred stock, and was accounted for as a pooling-of-interest transaction.

         On April 15, 1999, FirstMerit announced first quarter 1999 earnings. These results reflect the restatement of both quarters financial information to account for the acquisition of Signal Corp on February 12, 1999 on a pooling-of-interests basis.

         The terms of the merger are more fully described in the FirstMerit and Signal Joint Proxy Statement/Prospectus dated October 27, 1998, included in FirstMerit's Form S-4 Registration No.333-63797.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

         Not applicable.

    (c)  Exhibits

                  2(a) Agreement of Affiliation and Plan of Merger dated August
                       10, 1998 by and between FirstMerit Corporation and Signal Corp (Incorporated by reference from Exhibit 2(a) of Form 8-K filed by the registrant on August 18, 1998)

                  2(b) Signal Corp Stock Purchase Option dated August 11, 1998
                       (Incorporated by reference from Exhibit 2(b) of Form 8-K filed by the registrant on August 18, 1998)

                  99 Text of FirstMerit Corporation Press Release dated April 15, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                               FIRSTMERIT CORPORATION


Dated: April 19, 1999                          By: /s/ Terry E. Patton
                                                  ------------------------------
                                                   Terry E. Patton, Secretary




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                             FIRSTMERIT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS


         EXHIBIT

                  2(a) Agreement of Affiliation and Plan of Merger dated August
                       10, 1998 by and between FirstMerit Corporation and Signal Corp. (Incorporated by reference from Exhibit 2(a) of Form 8-K filed by the registrant on August 18, 1998)

                  2(b) Signal Corp Stock Purchase Option dated August 11, 1998
                       (Incorporated by reference from Exhibit 2(b) of Form 8-K filed by the registrant on August 18, 1998)

                  99 Text of FirstMerit Corporation Press Release dated April 15, 1999




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